                                                                   EXHIBIT 10.21
                                  ASSIGNMENT
                              -------------------


          WHEREAS, INLINE CONNECTION CORPORATION (hereinafter Assignor), a Virginia corporation, located and doing business at 730 N. Danville Street, Arlington, Virginia 22201, is the owner of the patents and applications set forth in Schedule A which is to be amended to include all future inventions covered by the various agreements between Assignor and Assignee (hereinafter Patent Properties); and

          WHEREAS, CAIS, INC. (hereinafter Assignee), a Virginia corporation, located and doing business at 1232 22/nd/ Street, N.W., Washington, D.C. 20037, is desirous of acquiring 50% title and interest in said patents, applications and inventions present and future (Patent Properties) in the United States and in countries foreign to the United States excluding Israel;

          NOW, THEREFORE, in consideration of the sum of one dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor by these presents does sell, assign and transfer unto said Assignee, its successors, legal representatives, heirs and assigns a 50% right, title and interest in the United States and all countries foreign to the United States except Israel, to said Patent Properties including the right to claim priority, the eventual Letters Patent, and all reissues, or extensions of said Letters Patent to be partially held and enjoyed by said Assignee for its own use, or for its legal representatives, successors, heirs, and assigns to the full end of the term for which said Letters Patent is granted, and any extensions thereof, as fully and entirely as the same will also be held by said Assignor, and for the same consideration said Assignor hereby covenants and agrees that at the time of execution and delivery of this instrument it is the lawful owner of the complete right, title and interest in and to said Patent Properties, its interest is unencumbered, except as provided in a License Agreement between Assignor and Terk Technologies, Inc., dated December 17, 1994 and subsequently amended, and that it has good and full right and lawful authority to sell and convey part of its interest in the manner set forth herein; and for the same consideration Assignor hereby covenants and agrees that it will, when ever counsel for Assignee, or counsel for its legal successors, legal representatives, heirs or assigns shall advise that any proceedings in connection with said Patent Properties or any re-issue or extension of said Letters Patent to be obtained thereon, is lawful and desirable, sign all papers and documents, make all lawful oaths, and do all acts necessary as required to be done for the procurement, maintenance, enforcement and defense of said Patent Properties.

          Assignor hereby further assigns to Assignee all claims and causes of action for infringement of the patent rights assigned herein, including the right to sue for, and collect damages for, any and all acts of past and future infringement.

          Assignor hereby grants the law firm of Jacobson, Price, Holman & Stern, PLLC, 400 Seventh Street, N.W., Washington, D.C. 20004, the power to insert on this assignment any further identification which may be necessary or desirable.

Enclosure:  Schedule A

Signed this    26    day of  January , 1999
            --------        ---------

                                      INLINE CONNECTION CORPORATION

                                      By: /s/ David D. Goodman
                                         -------------------------
                                          David D. Goodman
                                          President and inventor


Witnesses:
----------

(1)  /s/  Ulysses G. Auger, II
    -----------------------------

(2)  /s/   Michael Plantamura
    -----------------------------

                             CORRECTED SCHEDULE A
                             --------------------

------------------------------------------------------------------------------------------------
Country               Serial No.        Filing Date         Status
------------------------------------------------------------------------------------------------
Canada                2020841           July 10, 1990       Issued June 21, 1994, Patent No.
                                                            2020841
------------------------------------------------------------------------------------------------
EPO                   90307260.1        July 3, 1990        Issued March 4, 1998, Patent No.
                                                            0408236
------------------------------------------------------------------------------------------------
EPO                   97201163.9        July 3, 1990        Published
------------------------------------------------------------------------------------------------
France                09037260.1        July 3, 1990        Issued March 4, 1998, Patent No.
                                                            0408236
------------------------------------------------------------------------------------------------
Germany               90307260.1        July 3, 1990        Issued March 4, 1998, Patent No.
                                                            0408236
------------------------------------------------------------------------------------------------
PCT                   US98/11197        June 1, 1998        Published
------------------------------------------------------------------------------------------------
South Korea           90-22240          Dec. 28, 1990       Pending
------------------------------------------------------------------------------------------------
United Kingdom        90307260.1        July 3, 1990        Issued March 4, 1998, Patent No.
                                                            0408236
------------------------------------------------------------------------------------------------
United States         07/379,751        July 14, 1989       Issued April 23, 1991, Patent No.
                                                            5,010,399
------------------------------------------------------------------------------------------------
United States         08/670,216        June 21, 1996       Allowed
------------------------------------------------------------------------------------------------
United States         08/814,837        March 11, 1997      Issued December 1, 1998, Patent No.
                                                            5,844,596
------------------------------------------------------------------------------------------------
United States         08/819,120        March 17, 1997      Allowed
------------------------------------------------------------------------------------------------
United States         08/893,403        July 11, 1997       Pending
------------------------------------------------------------------------------------------------
United States         09/047,970        March 25, 1998      Pending
------------------------------------------------------------------------------------------------
United States         09/113,526        July 10, 1998       Pending
------------------------------------------------------------------------------------------------
United States         09/157,714        Sept. 21, 1998      Pending
------------------------------------------------------------------------------------------------
United States         09/191,971        Nov. 13, 1998       Pending
------------------------------------------------------------------------------------------------
United States         09/191,168        Nov. 13, 1998       Pending
------------------------------------------------------------------------------------------------
United States         09/191,760        Nov. 13, 1998       Pending
------------------------------------------------------------------------------------------------
United States         60/074,078        Feb. 9, 1998        Pending
------------------------------------------------------------------------------------------------
United States         60/079,304        March 25, 1998      Pending
------------------------------------------------------------------------------------------------
United States         60/079,305        March 25, 1998      Pending
------------------------------------------------------------------------------------------------